Exhibit 10.1

OPEN MARKET SALE AGREEMENTSM

May 15, 2023

JEFFERIES LLC, as Agent and Forward Purchaser

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

The entities listed on Schedule I hereto (each, a “Selling Stockholder,” and collectively, the “Selling Stockholders”) propose, subject to the terms and conditions stated in this agreement (this “Agreement”), to (i) sell from time to time to or through Jefferies LLC, as sales agent and/or principal (the “Agent”), shares of the common stock, par value $0.0001 per share (the “Common Shares”), of Janus International Group, Inc., a Delaware corporation (the “Company”) on the terms set forth in this Agreement and (ii) enter into Forwards (as defined below) with Jefferies LLC (in its capacity as a party to the Forward, the “Forward Purchaser”), in connection with which the Forward Purchaser may sell Forward Hedge Shares (as defined below) hereunder. The maximum number of Common Shares that the Selling Stockholders may sell in the aggregate (including through Forwards) under this Agreement shall be 52,124,738 Common Shares (the “Maximum Selling Stockholders Amount”). Each Selling Stockholder agrees that whenever it determines to sell Shares directly to the Agent as principal it will enter into a separate written Terms Agreement (each, a “Terms Agreement”), in substantially the form of Exhibit A hereto, relating to such sale in accordance with Section 3(e) hereof.

Section 1. DEFINITIONS

(a) Certain Definitions. For purposes of this Agreement, capitalized terms used herein and not otherwise defined shall have the following respective meanings:

“Actual Sold Forward Amount” means, for any Forward, the Number of Shares (as defined in the Master Forward Confirmations) specified in the Pricing Supplement for such Forward.

“affiliate” of a Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first-mentioned Person. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agency Period” means the period commencing on the date of this Agreement and expiring on the earliest to occur of (x) the date on which the Agent shall have placed the Maximum Program Amount pursuant to this Agreement and (y) the date this Agreement is terminated pursuant to Section 7.

SM	“Open Market Sale Agreement” is a service mark of Jefferies LLC

“Commission” means the U.S. Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Forward” means each transaction resulting from the delivery by the Selling Stockholders, and the acceptance by the Forward Purchaser, of a Forward Placement Notice, subject to the terms and conditions of this Agreement and the applicable Forward Contract.

“Forward Contract” means, for each Forward, the contract evidencing such Forward between the applicable Selling Stockholder and the Forward Purchaser, which shall be comprised of a Master Forward Confirmation, any related “Supplemental Confirmation” and any “Pricing Supplement” (each as defined in the Master Forward Confirmations) for such Forward.

“Forward Date” means any Trading Day that a Forward Placement Notice is delivered and accepted pursuant to Section 3(e)(i).

“Forward Hedge Price” means, for any Forward Contract, the initial “Forward Price” (as defined in the Master Forward Confirmations and related Pricing Supplement) for such Forward Contract.

“Forward Hedge Selling Period” mean the period of consecutive Trading Days beginning on, and including, the Trading Day immediately following the Trading Day on which such Forward Placement Notice is delivered and effective pursuant to Section 3(e)(i), and ending on the Hedge Completion Date (as specified by the Selling Stockholders in the applicable Forward Placement Notice); provided, that if, prior to the scheduled end of any Forward Hedge Selling Period, (x) any event occurs that would permit a Forward Purchaser to designate a “Scheduled Trading Day” as a “Termination Settlement Date” (as each such term is defined in the Master Forward Confirmations) under, and pursuant to, the provisions under the heading “Termination Settlement” in the Master Forward Confirmations, (y) an “Insolvency Filing” (as such term is defined in the Master Forward Confirmations) occurs, or (z) any other event occurs under the Master Forward Confirmations that results in any earlier Hedge Completion Date (as defined therein), then the Forward Hedge Selling Period shall immediately terminate as of the first such occurrence (or, if later, when persons at the Forward Purchaser responsible for executing sales of Forward Hedge Shares become aware of such occurrence).

“Forward Hedge Shares” means all Common Shares borrowed by a Forward Purchaser (whether or not from any Selling Stockholder) and offered and sold by the Forward Purchaser under this Agreement in connection with any Forward that has occurred or may occur in accordance with the terms and conditions of this Agreement.

“Forward Placement Notice” means a written notice to the Forward Purchaser delivered by the Selling Stockholders in accordance with this Agreement, substantially in the form of Supplemental Confirmation attached to the Master Forward Confirmations and including, for the avoidance of doubt, any pricing supplement thereto, substantially in the form of Pricing Supplement attached to the Master Forward Confirmations.

“Forward Settlement Shares” means all shares of Common Stock to be delivered (or deemed delivered) by the applicable Selling Stockholder to the Forward Purchaser pursuant to the settlement of any Forward.

“Issuance Amount” means the aggregate Sales Price of the Shares to be sold by the Agent pursuant to any Issuance Instruction.

“Issuance Instruction” means an instruction from the Selling Stockholders to the Agent by telephone, confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the Agent.

“Issuance Instruction Date” means any Trading Day during the Agency Period that an Issuance Instruction is delivered pursuant to Section 3(b)(i).

“Master Forward Confirmation” means the applicable Master Forward Confirmation, by and between the applicable Selling Stockholder and the Forward Purchaser, including all provisions incorporated by reference therein, as in effect from time to time.

“Maximum Program Amount” means Common Shares with an aggregate Sales Price of the lesser of (a) the number or dollar amount of Common Shares registered under the effective Registration Statement (defined below) pursuant to which the offering is being made, (b) the number of authorized but unissued Common Shares (less Common Shares issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock), (c) the number or dollar amount of Common Shares permitted to be sold under Form S-3 (including General Instruction I.B.6 thereof, if applicable), or (d) the number or dollar amount of Common Shares for which the Company has filed a Prospectus (defined below).

“Person” means an individual or a corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind.

“Pricing Supplement” means a written notice to the Selling Stockholders delivered in accordance with this Agreement and the Master Forward Confirmations, substantially in the form of the Pricing Supplement attached to the Master Forward Confirmations.

“Principal Market” means The New York Stock Exchange or such other national securities exchange on which the Common Shares, including any Shares, are then listed.

“Sales Price” means the actual sale execution price of each Share placed by the Agent pursuant to this Agreement or the actual sale execution price of each Forward Hedge Share sold by the Forward Purchaser, as applicable.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Selling Commission” means three percent (3.0%) of the gross proceeds of Shares sold pursuant to this Agreement, or as otherwise agreed between the Selling Stockholders and the Agent with respect to any Shares sold pursuant to this Agreement by the Selling Stockholders.

“Settlement Date” means (i) with respect to Shares (other than Forward Purchase Shares) that are sold pursuant to this Agreement, the second business day following any Trading Day on which such Shares are sold and (ii) with respect to Forward Purchase Shares that are sold pursuant to this Agreement, the “Settlement Date” as defined in the Master Forward Confirmations.

“Shares” shall mean the Company’s Common Shares sold pursuant to this Agreement and, unless context otherwise requires, any Forward Hedge Shares.

“Trading Day” means any day on which the Principal Market is open for trading.

Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

(a) The Company represents and warrants to, and agrees with, the Agent, the Forward Purchaser and the Selling Stockholders that as of (1) the date of this Agreement, (2) each Issuance Instruction Date, (3) any date a Forward Placement Notice is delivered, (4) each Settlement Date, (5) each Triggering Event Date (as defined below), (6) solely with respect to Section 2(a)(ii), each day during the Forward Hedge Selling Period on which Forward Hedge Shares are sold and (7) as of each relevant time Shares are sold pursuant to this Agreement (each, a “Time of Sale”) (each of the times referenced above is referred to herein as a “Representation Date”), except as may be disclosed in the Prospectus (including any documents incorporated by reference therein and any supplements thereto) on or before a Representation Date:

(i) Registration Statement. The Company has prepared and filed with the Commission a shelf registration statement on Form S-3 (File No. 333-257731) that contains a base prospectus (the “Base Prospectus”). Such registration statement registers the sale by the Selling Stockholders of the Maximum Selling Stockholders Amount. The Company may file one or more additional registration statements from time to time that will contain a base prospectus and related prospectus or prospectus supplement, if applicable, with respect to the Shares. Except where the context otherwise requires, such registration statement(s), including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, including all financial statements, exhibits and schedules thereto and all documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act as from time to time amended or supplemented, is herein referred to as the “Registration Statement,” and the prospectus constituting a part of such registration statement(s), together with any prospectus supplement filed with the Commission pursuant to Rule 424(b) under the Securities Act relating to a particular sale of the Shares, including all documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act, in each case, as from time to time amended or supplemented, is referred to herein as the “Prospectus,” except that if any revised prospectus is provided to the Agent or the Forward Purchaser by the Company for use in connection with the offering of the Shares that is not required to be filed by the Company pursuant to Rule 424(b) under the Securities Act, the term “Prospectus” shall refer to such revised prospectus from and after the time it is first provided to the Agent or the Forward Purchaser, as applicable, for such use. The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” As used in this Agreement, the terms “amendment” or “supplement” when applied to the Registration Statement or the Prospectus shall be deemed to include the filing by the Company with the Commission of any document under the Exchange Act after the date hereof that is or is deemed to be incorporated therein by reference.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in or otherwise deemed under the Securities Act to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in or otherwise deemed under the Securities Act to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date.

At the time the Registration Statement was or will be originally declared effective and at the time the Company’s most recent annual report on Form 10-K was filed with the Commission, if later, the Company met the then-applicable requirements for use of Form S-3 under the Securities Act. During the Agency Period, each time the Company files an annual report on Form 10-K the Company will meet the then-applicable requirements for use of Form S-3 under the Securities Act. The Company’s obligations under this Agreement to furnish, provide, deliver or make available (and all other references of like import) copies of any report or statement shall be deemed satisfied if the same is filed with the Commission through its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

(ii) Compliance with Registration Requirements. The Original Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

The Prospectus when filed complied in all material respects with the Securities Act and, if filed with the Commission through EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Agent for use in connection with the sale of the Shares or to the Forward Purchaser for use in connection with the sale of the Forward Hedge Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the date of this Agreement, the Prospectus and any Free Writing Prospectus (as defined below) considered together (collectively, the “Time of Sale Information”) did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Agent or the Forward Purchaser furnished to the Company in writing by the Agent or the Forward Purchaser, as applicable, expressly for use therein, it being understood and agreed that the only such information furnished by the Agent or the Forward Purchaser to the Company consists of the information described in Section 6 below. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required. The Registration Statement and the offer and sale of the Shares as contemplated hereby meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said rule.

(iii) Ineligible Issuer Status. The Company is not an “ineligible issuer” in connection with the offering of the Shares pursuant to Rules 164, 405 and 433 under the Securities Act. Any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act including timely filing with the Commission or retention where required and legending, and each such Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the sale of the Shares did not, does not and will not include any information that conflicted, conflicts with or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein. Except for the Free Writing Prospectuses, if any, and electronic road shows, if any, furnished to the Agent before first use, the Company has not prepared, used or referred to, and will not, without the Agent’s prior consent, prepare, use or refer to, any Free Writing Prospectus.

(iv) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, as applicable, and, when read together with the other information in the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, and any Free Writing Prospectus or amendment or supplement thereto complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at each Time of Sale, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(vi) Statistical and Market-Related Data. All statistical, demographic and market-related data included in the Registration Statement or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate. To the extent required, to the knowledge of the Company, the Company has obtained the written consent for the use of such data from such sources.

(vii) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established. Since the end of the Company’s most recent audited fiscal year, except as has been publicly disclosed, there have been no significant deficiencies or material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(viii) This Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(ix) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(x) No Material Adverse Change. Except as otherwise disclosed in the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus: (i) there has been no material adverse change, or any development that could be expected to result in a material adverse change, in (A) the condition, financial or otherwise, or in the earnings, business, properties, operations, operating results, assets, liabilities or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity or (B) the ability of the Company to consummate the transactions contemplated by this Agreement or perform its obligations hereunder (any such change being referred to herein as a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with their business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its subsidiaries, considered as one entity, and have not entered into any transactions not in the ordinary course of business; and (iii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or its subsidiaries and there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries on any class of capital stock, or any repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(xi) Independent Accountants. BDO USA, LLP, which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes and supporting schedules, if any, thereto) filed with the Commission as a part of the Registration Statement and the Prospectus, is (i) an independent registered public accounting firm as required by the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board (“PCAOB”), (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(xii) Financial Statements. The financial statements, including the notes thereto and the supporting schedules, if any, filed with the Commission as a part of the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations, changes in stockholders’ equity and cash flows for the periods specified. Such financial statements and supporting schedules, if any, have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement or the Prospectus. All disclosures contained in the Registration Statement and the Prospectus that constitute non-GAAP financial measures (as defined by the rules and regulations under the Securities Act and the Exchange Act) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, as applicable. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement and the Prospectus.

(xiii) Company’s Accounting System. The Company and each of its subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(xiv) Incorporation and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of Delaware and each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(xv) Subsidiaries. Each of the Company’s “subsidiaries” (for purposes of this Agreement, as defined in Rule 405 under the Securities Act) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. Each of the Company’s subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. All of the issued and outstanding capital stock or other equity or ownership interests of each of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. None of the outstanding capital stock or equity interest in any subsidiary was issued in violation of preemptive or similar rights of any security holder of such subsidiary. The constitutive or organizational documents of each of the subsidiaries comply in all material respects with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect. The Company does not own or control, directly or indirectly, any corporation, association or other entity required to be listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, other than the subsidiaries listed therein.

(xvi) Capital Stock Matters. The Common Shares (including the Shares) conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding Common Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws. None of the outstanding Common Shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Registration Statement and the Prospectus. The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(xvii) Stock Exchange Listing. The Common Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and are listed on the Principal Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the Principal market, nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Principal Market.

(xviii) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws, partnership agreement or operating agreement or similar organizational documents, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, loan, credit agreement, note, lease, license agreement, contract, franchise or other instrument (including, without limitation, any pledge agreement, security agreement, mortgage or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness) to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of their respective properties or assets are subject (each, an “Existing Instrument”), except for such Defaults as could not be expected, individually or in the aggregate, to result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Registration Statement and the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws, partnership agreement or operating agreement or similar organizational documents, as applicable, of the Company or any subsidiary (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Registration Statement and the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act and such as may be required under applicable state securities or blue sky laws or FINRA (as defined below). As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(xix) No Material Actions or Proceedings. Except as otherwise disclosed in the Prospectus, there is no action, suit, proceeding, inquiry or investigation brought by or before any legal or governmental entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which could be expected, individually or in the aggregate, to result in a Material Adverse Change. No material labor dispute with the employees of the Company or any of its subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the knowledge of the Company, is threatened or imminent.

(xx) Intellectual Property Rights. Except as otherwise disclosed in the Registration Statement or the Prospectus, the Company and its subsidiaries own, or have obtained valid and enforceable licenses for, the inventions, patent applications, patents, trademarks, trade names, service names, copyrights, trade secrets and other intellectual property described in the Registration Statement and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as currently proposed to be conducted (collectively, “Intellectual Property”) and the conduct of their respective businesses does not and will not infringe, misappropriate or otherwise conflict in any material respect with any such rights of others. The Intellectual Property of the Company has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part, and the Company is unaware of any facts which would form a reasonable basis for any such adjudication. To the Company’s knowledge: (i) there are no third parties who have rights to any Intellectual Property, except for customary reversionary rights of third-party licensors with respect to Intellectual Property that is disclosed in the Registration Statement and the Prospectus as licensed to the Company or one or more of its subsidiaries; and (ii) there is no infringement by third parties of any Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (B) challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (C) asserting that the Company or any of its subsidiaries infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement or the Prospectus as under development, infringe or violate, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim. The Company and its subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any subsidiary, and all such agreements are in full force and effect. To the Company’s knowledge, there are no material defects in any of the patents or patent applications included in the Intellectual Property. The Company and its subsidiaries have taken all reasonable steps to protect, maintain and safeguard their Intellectual Property, including the execution of appropriate nondisclosure, confidentiality agreements and invention assignment agreements and invention assignments with their employees, and, to the Company’s knowledge, no employee of the Company is in or has been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company. To the Company’s knowledge, the duty of candor and good faith as required by the United States Patent and Trademark Office during the prosecution of the United States patents and patent applications included in the Intellectual Property have been complied with; and in all foreign offices having similar requirements, all such requirements have been complied with. None of the Company owned Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiary in violation of any contractual obligation binding on the Company or its subsidiaries or any of their respective officers, directors or employees or otherwise in violation of the rights of any persons. The product candidates described in the Registration Statement and the Prospectus as under development by the Company or any subsidiary fall within the scope of the claims of one or more patents owned by, or exclusively licensed to, the Company or any subsidiary.

(xxi) All Necessary Permits, etc. Except as otherwise disclosed in the Prospectus, the Company and each subsidiary possess such valid and current certificates, authorizations or permits required by state, federal or foreign regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the Registration Statement or the Prospectus, except where the failure to possess the same would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Change (“Permits”). Neither the Company nor any of its subsidiaries is in violation of, or in default under, any of the Permits or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit.

(xxii) Title to Properties. Except as otherwise disclosed in the Prospectus, the Company and its subsidiaries has good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 2(a)(xii) above (or elsewhere in the Registration Statement or the Prospectus, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects. The real property, improvements, equipment and personal property held under lease by the Company or of its subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(xxiii) Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings, except where the failure to so file or pay (as applicable) would not result in a Material Adverse Change. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 2(a)(xii) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

(xxiv) Company Not an “Investment Company.” The Company is not, and will not be, either after receipt of payment for the Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement or the Prospectus, required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xxv) Insurance. Except as otherwise disclosed in the Prospectus, each of the Company and its subsidiaries are insured by recognized and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that could not be expected to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(xxvi) No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Common Shares or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Common Shares, whether to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(xxvii) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement or the Prospectus which have not been described as required.

(xxviii) FINRA Matters. All of the information provided to the Agent or the Forward Purchaser, or to counsel for the Agent and the Forward Purchaser, by the Company, its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Shares is true, complete, correct and compliant with FINRA rules and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules or NASD Conduct Rules is true, complete and correct.

(xxix) No Unlawful Contributions or Other Payments. Except as otherwise disclosed in the Prospectus, neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement and the Prospectus.

(xxx) Compliance with Environmental Laws. Except as described in the Prospectus and except as could not be expected, individually or in the aggregate, to result in a Material Adverse Change; (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxxi) Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). No facts or circumstances have come to the Company’s attention that could result in costs or liabilities that could be expected, individually or in the aggregate, to result in a Material Adverse Change.

(xxxii) ERISA Compliance. Except as otherwise disclosed in the Prospectus, the Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(xxxiii) Brokers. Except as otherwise disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(xxxiv) No Outstanding Loans or Other Extensions of Credit. The Company does not have any outstanding extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company except for such extensions of credit as are expressly permitted by Section 13(k) of the Exchange Act.

(xxxv) Compliance with Laws. The Company and its subsidiaries have been and are in compliance with all applicable laws, rules and regulations, except where failure to be so in compliance could not be expected, individually or in the aggregate, to result in a Material Adverse Change.

(xxxvi) Dividend Restrictions. Except as disclosed in the Prospectus, no subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.

(xxxvii) Anti-Corruption and Anti-Bribery Laws. Neither the Company nor any of its subsidiaries nor any director, officer, or employee of the Company or any of its subsidiaries, nor to the knowledge of the Company, any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made or taken any act in furtherance of an offer, promise, or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or public international organization, or any political party, party official, or candidate for political office; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act 2010, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, authorized, requested, or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit. The Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxviii) Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxxix) Sanctions. Neither the Company nor any of its subsidiaries, directors, officers, or employees, nor, to the knowledge of the Company, after due inquiry, any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority (collectively, “Sanctions”); nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, and Syria; and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that at the time of such financing, is the subject or the target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of applicable Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(xl) Sarbanes-Oxley. The Company is in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(xli) Duties, Transfer Taxes, Etc. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by the Agent or the Forward Purchaser in the United States or any political subdivision or taxing authority thereof or therein in connection with the execution, delivery or performance of this Agreement by the Company or the sale and delivery by the Company of the Shares.

(xlii) Cybersecurity. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by GDPR; (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to the same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or, to the Company’s knowledge, investigations relating to the same. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(xliii) Compliance with Data Privacy Laws. The Company and its subsidiaries are, and in the past five years have been, in material compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in material compliance with, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further represents that neither it nor any subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(xliv) Other Underwriting Agreements. The Company is not a party to any agreement with an agent or underwriter for any other “at the market” or continuous equity transaction.

Any certificate signed by any officer or representative of the Company or any of its subsidiaries and delivered to the Agent or the Forward Purchaser, or counsel for the Agent and Forward Purchaser, in connection with a sale of Forward Hedge Shares shall be deemed a representation and warranty by the Company to the Agent or the Forward Purchaser, as applicable as to the matters covered thereby on the date of such certificate.

The Company acknowledges that the Agent and the Forward Purchaser and, for purposes of the opinions to be delivered pursuant to Section 4(a)(xiv) hereof, counsel to the Company and counsel to the Agent and the Forward Purchaser, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

(b) Each Selling Stockholder represents and warrants to the Agent and the Forward Purchaser, as applicable, at (i) each applicable Representation Date and (ii) in the case of a forward sale, each day during the Forward Hedge Selling Period, and agrees with the Agent and the Forward Purchaser, as applicable, as follows:

(i) Accurate Disclosure. Neither the Registration Statement nor the Prospectus or any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that such representations and warranties set forth in this subsection (b)(i) apply only to statements or omissions made in reliance upon and in conformity with information relating to the Selling Stockholders furnished in writing by or on behalf of the Selling Stockholders expressly for use in the Registration Statement, the Prospectus or any amendment or supplement thereto (the “Selling Stockholder Information”); the Selling Stockholders are not prompted to sell the Shares to be sold by the Selling Stockholders hereunder by any material information concerning the Company or any subsidiary of the Company which is not set forth in the Registration Statement or the Prospectus or otherwise publicly available.

(ii) Authorization of this Agreement. This Agreement and the Master Forward Confirmations have been duly authorized, executed and delivered by or on behalf of the Selling Stockholders.

(iii) Noncontravention. The execution and delivery of this Agreement and the Master Forward Confirmations, the sale and delivery of the Common Shares to be sold by the Selling Stockholders and the delivery (or deemed delivery) of any Forward Settlement Shares by the Selling Stockholders and the consummation of the transactions contemplated herein and compliance by the Selling Stockholders with their obligations hereunder and under the Master Forward Confirmations do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Common Shares to be sold by the Selling Stockholders, or the Forward Settlement Shares delivered (or deemed delivered) by the Selling Stockholders under the Master Forward Confirmations, or any property or assets of the Selling Stockholders pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder may be bound, or to which any of the property or assets of any Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Stockholders, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholders or any of their properties.

(iv) Valid Title. Each Selling Stockholder has, and each Settlement Date will have, valid title to the Common Shares to be sold by such Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a valid security entitlement in respect of such Securities.

(v) Delivery of Securities. Upon payment of the purchase price for the Common Shares to be sold by the Selling Stockholders directly to the Agent as principal pursuant to this Agreement, delivery of such Common Shares, as directed by the Agent, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”) (unless delivery of such Common Shares is unnecessary because such Common Shares are already in possession of Cede or such nominee), registration of such Common Shares in the name of Cede or such other nominee (unless registration of such Common Shares is unnecessary because such Common Shares are already registered in the name of Cede or such nominee), and the crediting of such Common Shares on the books of DTC to securities accounts (within the meaning of Section 8-501(a) of the UCC) of the Agent (assuming that neither DTC nor the Agent has notice of any “adverse claim,” within the meaning of Section 8-105 of the Uniform Commercial Code then in effect in the State of New York (“UCC”), to such Common Shares), (A) under Section 8-501 of the UCC, the Agent will acquire a valid “security entitlement” in respect of such Common Shares and (B) no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Common Shares may be asserted against the Agent with respect to such security entitlement; for purposes of this representation, the Selling

Stockholders may assume that when such payment, delivery (if necessary) and crediting occur, (I) such Common Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (II) DTC will be registered as a “clearing corporation,” within the meaning of Section 8-102 of the UCC, (III) appropriate entries to the accounts of the Agent on the records of DTC will have been made pursuant to the UCC, (IV) to the extent DTC, or any other securities intermediary which acts as “clearing corporation” with respect to the Common Shares, maintains any “financial asset” (as defined in Section 8-102(a)(9) of the UCC in a clearing corporation pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of DTC or such securities intermediaries and the ownership interest of the Agent, (V) claims of creditors of DTC or any other securities intermediary or clearing corporation may be given priority to the extent set forth in Section 8-511(b) and 8-511(c) of the UCC and (VI) if at any time DTC or other securities intermediary does not have sufficient Common Shares to satisfy claims of all of its entitlement holders with respect thereto then all holders will share pro rata in the Common Shares then held by DTC or such securities intermediary.

(vi) Absence of Manipulation. The Selling Stockholders have not taken, and will not take, directly or indirectly, any action which is designed to or which constituted or would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares.

(vii) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency, domestic or foreign, is necessary or required for the performance by each Selling Stockholder of its obligations hereunder, or in connection with the sale and delivery of the Common Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the Securities Act, the regulations promulgated thereunder, the rules of the New York Stock Exchange, state securities laws or the rules of FINRA.

(viii) No Registration or Other Similar Rights. Except as described in the Registration Statement and the Prospectus, the Selling Stockholders do not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement.

(ix) No Free Writing Prospectuses. The Selling Stockholders have not prepared or had prepared on its behalf or used or referred to, any Free Writing Prospectus (as defined in Rule 405), and has not distributed any written materials in connection with the offer or sale of the Common Shares.

(x) No Association with FINRA. Neither the Selling Stockholders nor any of their affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with any member firm of FINRA or is a person associated with a member (within the meaning of the FINRA By-Laws) of FINRA.

Any certificate signed by any officer or other authorized signatory of any Selling Stockholder and delivered to the Forward Purchaser or to counsel for the Forward Purchaser shall be deemed a representation and warranty by such Selling Stockholder to the Agent as to the matters covered thereby.

Section 3. OFFER AND SALE OF COMMON SHARES

(a) Sale of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (i) each Selling Stockholder may sell Shares through the Agent, acting as sales agent, or directly to the Agent, acting as principal, by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices and (ii) the Forward Purchaser may sell Forward Hedge Shares in accordance with Section 3(e).

(b) Mechanics of Issuances.

(i) Selling Stockholders Issuance Instruction. Upon the terms and subject to the conditions set forth herein, on any Trading Day during the Agency Period on which the conditions set forth in Section 5(a) shall have been satisfied, the Selling Stockholders may exercise their right to request to sell Shares by collectively instructing the Agent, and notifying the Company, by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the Agent) as to the maximum number of Shares to be sold on such Trading Day and the minimum price per Share at which such Shares may be sold.

(ii) Agent Efforts. Upon the terms and subject to the conditions set forth in this Agreement, upon the receipt of an Issuance Instruction from the Selling Stockholders, the Agent will use its commercially reasonable efforts consistent with its normal sales and trading practices to place the Shares with respect to which the Agent has agreed to act as sales agent, subject to, and in accordance with the information specified in, the Issuance Instruction from the Selling Stockholders, unless the sale of the Shares described therein has been suspended, cancelled or otherwise terminated in accordance with the terms of this Agreement. The Selling Stockholders and the Agent each acknowledge and agree that (A) there can be no assurance that the Agent will be successful in selling any Shares and (B) the Agent will not incur any liability or obligation to the Selling Stockholders if it fails to sell Shares for any reason other than a failure to use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to sell such Shares as required by this Agreement.

(iii) Method of Offer and Sale. The Shares may be offered and sold (A) in privately negotiated transactions with the consent of the Selling Stockholders; (B) as block transactions; or (C) by any other method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act, including sales made directly on the Principal Market or sales made into any other existing trading market of the Common Shares. Nothing in this Agreement shall be deemed to require either party to agree to the method of offer and sale specified in the preceding sentence, and (except as specified in clauses (A) and (B) above) the method of placement of any Shares by the Agent shall be at the Agent’s discretion.

(iv) Confirmation to the Selling Stockholders. If acting as sales agent hereunder, the Agent will provide written confirmation to the Selling Stockholders following the close of trading on the New York Stock Exchange on each Trading Day on which Shares of the Selling Stockholders are sold under this Agreement setting forth the number of Shares of the Selling Stockholders sold on such day, the aggregate gross sales proceeds of the Shares of the Selling Stockholders, the aggregate net proceeds to the Selling Stockholders and the aggregate compensation payable by the Selling Stockholders to the Agent with respect to such sales.

(v) Settlement of Issuances and Sales by the Selling Stockholders. Subject to the provisions of Section 5, on or before each Settlement Date for the sale of Shares by the Selling Stockholders through the Agent as sales agent, such Shares shall be delivered by the Selling Stockholders to the Agent in book-entry form to the Agent’s account at The Depository Trust Company against payment by the Agent of the net proceeds from the sale of such Shares in same day funds delivered to the account(s) designated by the Selling Stockholders. The Selling Stockholders may sell Shares to the Agent as principal as set forth in a Terms Agreement executed with respect to such sale.

(vi) Suspension or Termination of Sales. Consistent with standard market settlement practices, the Company or the Selling Stockholders, on the one hand, or the Agent, on the other hand, may, upon notice to the other party hereto in writing (including via email) or by telephone (confirmed promptly by verifiable email), suspend any sale of Shares; provided that if any of the representations and warranties of the Company contained in Section 2(a)(ii) are not true and correct as of a Representation Date, the Company will provide notice to the other party hereto in writing (including via email) or by telephone (confirmed promptly by verifiable email) to suspend any sale of Shares; provided, however, that (A) such suspension and termination shall not affect or impair any party’s obligations with respect to any Shares placed or sold hereunder prior to the receipt of such notice; (B) if the Company or the Selling Stockholders suspend or terminate any sale of Shares after the Agent confirms such sale to the Selling Stockholders, the Selling Stockholders shall still be obligated to comply with Section 3(b)(iv) with respect to such Shares; and (C) if any Selling Stockholder defaults in its obligation to deliver Shares on a Settlement Date, the Selling Stockholders collectively agree that it will hold the Agent harmless against any loss, claim, damage or expense (including, without limitation, penalties, interest and reasonable and documented legal fees and expenses), as incurred, arising out of or in connection with such default by such Selling Stockholder, as applicable. The parties hereto acknowledge and agree that, in performing its obligations under this Agreement, the Agent may borrow Common Shares from stock lenders in the event that any Selling Stockholder has not delivered Shares to settle sales as required by subsection (v) above, and may use the Shares to settle or close out such borrowings. The Company and each Selling Stockholder agrees that no notice of suspension delivered by the Company or the Selling Stockholders pursuant to this Section 3(b)(vi) shall be effective against the Agent unless it is made to the persons identified in writing by the Agent pursuant to Section 3(b)(i). While a suspension is in effect, any obligation with respect to the delivery of consents, certificates, opinions, or comfort letters to the Agent shall be deemed waived.

(vii) No Guarantee of Placement, Etc. Each Selling Stockholder acknowledges and agrees that (A) there can be no assurance that the Agent will be successful in placing Shares; (B) the Agent will incur no liability or obligation to the Selling Stockholders or any other Person if it does not sell Shares; and (C) the Agent shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise specifically agreed by the Agent and the Selling Stockholders.

(viii) Material Non-Public Information. Notwithstanding any other provision of this Agreement, the Selling Stockholders and the Agent agree that the Selling Stockholders shall not deliver any Issuance Instruction from the Selling Stockholders to the Agent, and the Agent shall not be obligated to place any Shares, during any period in which any Selling Stockholder is in possession of material non-public information.

(c) Fees. As compensation for services rendered with respect to any sale of Shares by the Selling Stockholders, the Selling Stockholders shall pay to the Agent, on the applicable Settlement Date, the Selling Commission for the applicable Shares of the Selling Stockholders sold (including with respect to any suspended or terminated sale pursuant to Section 3(b)(viii) but only with respect to Shares actually sold by the Agent) by the Agent deducting the Selling Commission from the applicable Issuance Amount.

(d) Expenses.

(i) The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all fees and expenses of the registrar and transfer agent of the Shares; (ii) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (iii) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Prospectus, any Free Writing Prospectus (as defined below) prepared by or on behalf of, used by, or referred to by the Company, and all amendments and supplements thereto, and this Agreement; (iv) all filing fees, attorneys’ fees and expenses incurred by the Company, the Agent or the Forward Purchaser in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares or the Forward Hedge Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Agent or the Forward Purchaser, preparing and printing a “Blue Sky Survey” or memorandum and a “Canadian wrapper” and any supplements thereto, advising the Agent of such qualifications, registrations, determinations and exemptions; (v) the reasonable and documented fees and disbursements of the Agent’s or Forward Purchaser’s counsel, including the reasonable fees in connection with the review by FINRA, if any, of the terms of sales of Shares; (vi) the filing fees incident to FINRA review, if any; (vii) the costs and expenses relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, reasonable travel and lodging expenses of the representatives, employees and officers of the Company and of the Agent and the Forward Purchaser and any such consultants, and the cost of any aircraft chartered in connection with the road show, provided that, for the avoidance of doubt, the Company will not be required to participate in or pay the costs, fees or expenses associated with any “road show” presentations unless the aggregate proceeds (before deduction of underwriting discounts and commissions) are reasonably expected to exceed $50,000,000; and (viii) the fees and expenses associated with listing the Shares on the Principal Market. The fees and disbursements of Agent’s and Forward Purchaser’s counsel pursuant to subsections (iv) and (v) above shall not exceed (A) $50,000 in connection with entry into this Agreement and (B) $20,000 in connection with each Triggering Event Date (as defined below) on which the Company is required to provide a certificate pursuant to Section 4(a)(xv), with any additional amounts to be paid by the Selling Stockholder.

(ii) The Selling Stockholders will pay or cause to be paid the following expenses incident to the performance of the Company’s and the Selling Stockholders’ obligations under this Agreement, and for all other expenses incident to the performance of the Selling Stockholders’ obligations under this Agreement: (i) the delivery of the Shares, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Agent; (ii) the costs and expenses relating to investor presentations on any “road show” undertaken in connection with the marketing of Shares to be sold by the Selling Stockholders; (iii) the reasonable documented out-of-pocket expenses of the Agent and the Forward Purchaser, including the reasonable fees, disbursements and expenses of counsel for the Agent and the Forward Purchaser in connection with this Agreement, the Master Forward Confirmations and the Registration Statement and ongoing services in connection with the transactions contemplated hereunder; (iv) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for the sale of Shares or Forward Hedge Shares caused by a breach of the Selling Stockholders’ representation contained in the second sentence of Section 2(b)(i) hereof; (v) all filing fees, attorneys’ fees and expenses incurred by the Company, the Agent or the Forward Purchaser in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares or the Forward Hedge Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Agent or the Forward Purchaser, preparing and printing a “Blue Sky Survey” or memorandum and a “Canadian wrapper” and any supplements thereto, advising the Agent of such qualifications, registrations, determinations and exemptions; and (vi) the reasonable and documented fees and disbursements of the Agent’s or Forward Purchaser’s counsel, including the reasonable fees in connection with the review by FINRA, if any, of the terms of sales of Shares; provided that the fees and disbursements of Agent’s and Forward Purchaser’s counsel pursuant to subsections (v) and (vi) above shall not exceed (A) $100,000 in connection with entry into this Agreement and (B) $20,000 in connection with each Triggering Event Date (as defined below).

The Agent shall not have any obligation to purchase Shares as principal, whether from the Selling Stockholders or otherwise, unless the Company and the Agent agree as set forth below. Shares purchased from the Selling Stockholders by the Agent, individually or in a syndicate, as principal shall be made in accordance with terms agreed upon between the Agent and the Selling Stockholders as evidenced by a Terms Agreement. The Agent’s commitment to purchase Shares from the Selling Stockholders as principal shall be deemed to have been made on the basis of the accuracy of the representations and warranties of the Company and the Selling Stockholders, and performance by the Company and the Selling Stockholders of their respective covenants and other obligations, herein contained and shall be subject to the terms and conditions herein set forth. At the time of each Terms Agreement, the Agent shall specify the requirements, if any, for the officers’ certificate, opinions and letters of counsel and accountants’ letter pursuant to Section 4(a)(xv), (xvi) and (xvii), respectively, hereof. In the event of a conflict between the terms of this Agreement and a Terms Agreement, the terms of such Terms Agreement shall control.

(e) Sales of Forward Hedge Shares.

(i) Forward Placement Notice. Upon the terms and subject to the conditions set forth herein, on any Trading Day during the Agency Period on which the conditions set forth in Section 5(a) shall have been satisfied, the Selling Stockholders may exercise their right to request the entry into a Forward by delivering to the Forward Purchaser (with a copy to the Company) a Forward Placement Notice; provided, however, that (A) in no event may the Selling Stockholders deliver a Forward Placement Notice to the extent that the sum of (x) the “Size Cap” (as defined in the Master Forward Confirmations) specified in such Forward Placement Notice (the “Forward Share Number”), plus (y) the aggregate number of (i) Forward Hedge Shares previously sold in connection with this Agreement and (ii) Common Shares otherwise sold by the Selling Stockholders to or through the Agent under this Agreement, would exceed the Maximum Selling Stockholders Amount; and (B) prior to delivery of any Forward Placement Notice, the Forward Hedge Selling Period for any previous Forward Placement Notice shall have expired or been terminated. A Forward Placement Notice shall be considered delivered on the Trading Day that it is received by e-mail to the persons set forth in Schedule II hereto and confirmed by the Selling Stockholders by telephone (including a voicemail message to the persons so identified), with the understanding that, with adequate prior written notice, the Forward Purchaser may modify the list of such persons from time to time. The Forward Purchaser may accept the Forward Placement Notice by executing and delivering to the Selling Stockholders such Forward Placement Notice. For the avoidance of doubt, the Forward Purchaser may reject any Forward Placement Notice in its sole discretion.

(ii) Forward Purchaser Efforts. Upon the terms and subject to the conditions set forth in this Agreement and the Master Forward Confirmations, upon the delivery of a Forward Placement Notice to the Forward Purchaser and the Forward Purchaser’s acceptance of such Forward Placement Notice, and unless the sale of the Forward Hedge Shares described therein has been suspended, cancelled or otherwise terminated in accordance with the terms of this Agreement or the Master Forward Confirmations, the Forward Purchaser will use commercially reasonable efforts to borrow (including, but not limited to, from the Selling Stockholders) Forward Hedge Shares up to the Forward Share Number for the applicable Forward Placement Notice accepted by the Forward Purchaser and will use commercially reasonable efforts consistent with its normal trading and sales practices to sell such Forward Hedge Shares. For the avoidance of doubt, the Selling Stockholders or the Forward Purchaser may modify a Forward Placement Notice at any time provided they both agree in writing to any such modification. The Selling Stockholders and the Forward Purchaser each acknowledge and agree that (A) there can be no assurance that the Forward Purchaser will be successful in selling any Forward Hedge Shares, (B) the Forward Purchaser will not incur any liability or obligation to the Selling Stockholders if it fails to sell any Forward Hedge Shares for any reason other than a failure to use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to sell such Forward Hedge Shares as required by this Agreement and (C) the Forward Purchaser may elect to borrow such Forward Hedge Shares from either the Selling Stockholders or other share lenders at its sole discretion. Notwithstanding anything herein to the contrary and for the avoidance of doubt, a Forward Purchaser’s obligation to use commercially reasonable efforts to borrow all or any portion of the Forward Hedge Shares to use commercially reasonable efforts consistent with its normal trading and sales practices to sell such portion of the Forward Hedge Shares for any Forward hereunder shall be subject in all respects to clause (vi) of the provisions under the caption “Conditions to Effectiveness” in Section 3 of the Master Forward Confirmations.

(iii) Method of Offer and Sale. The Forward Hedge Shares may be offered and sold (A) in privately negotiated transactions; (B) as block transactions; or (C) by any other method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act, including sales made directly on the Principal Market or sales made into any other existing trading market of the Common Shares. Nothing in this Agreement shall be deemed to require any party to agree to the method of offer and sale specified in the preceding sentence, and (except as specified in clauses (A) and (B) above) the method of placement of any Forward Hedge Shares by the Forward Purchaser shall be at the Forward Purchaser’s discretion.

(iv) Suspension or Termination of Sales. Consistent with standard market settlement practices, the Selling Stockholders or the Forward Purchaser may, upon notice to the other party hereto in writing or by telephone (confirmed immediately by verifiable email), suspend any sale of Forward Hedge Shares under a previously delivered Forward Placement Notice; provided, however, that nothing herein shall affect or impair the Selling Stockholders’ obligations with respect to any Forward Hedge Shares sold hereunder prior to such suspension (including the obligation to enter into the resulting Forward Contract with respect to the number of Forward Hedge Share already sold).

(v) Material Non-Public Information. Notwithstanding any other provision of this Agreement, the Selling Stockholders and the Forward Purchaser agree that the Selling Stockholders shall not deliver any Forward Placement Notice to the Forward Purchaser at any time at which any Selling Stockholder is in possession of material non-public information with respect to the Company.

(vi) Sale of Forward Hedge Shares. In connection with any acceptance of a Forward Placement Notice by the Forward Purchaser, and subject to the terms this Agreement, no later than the opening of the Trading Day next following the last Trading Day of each Forward Hedge Selling Period (or, if earlier, the date on which any Forward Hedge Selling Period is terminated in accordance with the terms of this Agreement or the Master Forward Confirmations), the Forward Purchaser shall execute and deliver to the Selling Stockholders a Pricing Supplement, which shall be final and binding on the Selling Stockholders upon delivery thereof. For each Forward, each Selling Stockholder shall be obligated to enter into a Forward Contract with the Forward Purchaser, and the Forward Purchaser shall be obligated to use commercially reasonable efforts to borrow, and use commercially reasonable efforts consistent with its normal trading and sales practices to sell, the Forward Hedge Shares pursuant to such Forward only if and when the Selling Stockholders deliver a Forward Placement Notice to the Forward Purchaser and the Forward Purchaser has accepted such Forward Placement Notice as provided in Section 3(e)(i).

Section 4. ADDITIONAL COVENANTS

(a) The Company covenants and agrees with the Agent and the Forward Purchaser as follows, in addition to any other covenants and agreements made elsewhere in this Agreement:

(i) Exchange Act Compliance. During the Agency Period, the Company shall (i) file, on a timely basis, with the Commission all reports and documents required to be filed under Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act; and (ii) either, at the Company’s option, (A) include in its quarterly reports on Form 10-Q and its annual reports on Form 10-K, a summary detailing, for the relevant reporting period, (1) the number of Shares sold through the Agent pursuant to this Agreement and (2) the net proceeds received by the Company from such sales or (B) prepare a prospectus supplement containing, or include in such other filing permitted by the Securities Act or Exchange Act (each an “Interim Prospectus Supplement”), such summary information and, at least once a quarter and subject to this Section 4, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rule 430B under the Securities Act)).

(ii) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Agent in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement, any Rule 462(b) Registration Statement or any amendment or supplement to the Prospectus, any Free Writing Prospectus; (iii) of the time and date that any post-effective amendment to the Registration Statement or any Rule 462(b) Registration Statement becomes effective; and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, any Rule 462(b) Registration Statement or any amendment or supplement to the Prospectus or of any order preventing or suspending the use of any Free Writing Prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or, to the knowledge of the Company, of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rule 424(b) and Rule 433, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(iii) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of counsel for the Agent it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company agrees (subject to Section 4(a)(iv) and 4(a)(vi)) to promptly prepare, file with the Commission and furnish at its own expense to the Agent, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act. The Agent’s consent to, or delivery of, any such amendment or supplement shall not constitute a waiver of any of the Company’s obligations under Sections 4(a)(iv) and 4(a)(vi).

(iv) Agent’s Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act) or the Prospectus (excluding any amendment or supplement through incorporation of any report filed under the Exchange Act), the Company shall furnish to the Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement without the Agent’s prior consent, which shall not be unreasonably withheld, conditioned or delayed, and shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(v) Use of Free Writing Prospectus. Neither the Company nor the Agent has prepared, used, referred to or distributed, or will prepare, use, refer to or distribute, without the other party’s prior written consent, any “written communication” that constitutes a “free writing prospectus” as such terms are defined in Rule 405 under the Securities Act with respect to the offering contemplated by this Agreement (any such free writing prospectus being referred to herein as a “Free Writing Prospectus”).

(vi) Free Writing Prospectuses. The Company shall furnish to the Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by, or referred to by the Company and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Agent’s consent, which shall not be unreasonably withheld, conditioned or delayed. The Company shall furnish to the Agent, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by the Company, as the Agent may reasonably request. If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Shares (but in any event if at any time through and including the date of this Agreement) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Agent’s consent, which shall not be unreasonably withheld, conditioned or delayed.

(vii) Filing of Agent Free Writing Prospectuses. The Company shall not to take any action that would result in the Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Agent that the Agent otherwise would not have been required to file thereunder.

(viii) Copies of Registration Statement and Prospectus. After the date of this Agreement through the last time that a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Shares, the Company agrees to furnish the Agent with copies (which may be electronic copies) of the Registration Statement and each amendment thereto, and with copies of the Prospectus and each amendment or supplement thereto in the form in which it is filed with the Commission pursuant to the Securities Act or Rule 424(b) under the Securities Act, both in such quantities as the Agent may reasonably request from time to time; and, if the delivery of a prospectus is required under the Securities Act or under the blue sky or securities laws of any jurisdiction at any time on or prior to the applicable Settlement Date for any sale of the Shares and if at such time any event has occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it is necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Agent and to request that the Agent suspend offers to sell Shares (and, if so notified, the Agent shall cease such offers as soon as practicable); and if the Company decides to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to advise the Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such misstatement or omission or effect such compliance; provided, however, that if during such same period the Agent is required to deliver a prospectus in respect of transactions in the Shares, the Company shall promptly prepare and file with the Commission such an amendment or supplement.

(ix) Blue Sky Compliance. The Company shall cooperate with the Agent and counsel for the Agent to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Agent, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable efforts to obtain the withdrawal thereof as soon as practicable.

(x) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Agent an earnings statement (which need not be audited), covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act. Notwithstanding the foregoing, the Company will be deemed to have furnished such statement to its security holders and the Agent to the extent it is available on EDGAR or any successor system.

(xi) Listing. The Company will maintain the listing of the Common Shares on the Principal Market.

(xii) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(xiii) Due Diligence. During the term of this Agreement, the Company will reasonably cooperate with any reasonable due diligence review conducted by the Agent in connection with the transactions contemplated hereby, including, without limitation, providing information and, upon reasonable prior notice, making available documents and senior corporate officers, during normal business hours and at the Company’s principal offices, as the Agent may reasonably request from time to time.

(xiv) Representations and Warranties. The Company acknowledges that each delivery of an Issuance Instruction from the Selling Stockholders and each delivery of Shares by the Selling Stockholders on a Settlement Date shall be deemed to be (i) an affirmation to the Agent that the representations and warranties of the Company contained in Section 2(a)(ii) of this Agreement are true and correct as of the date of such Issuance Instruction from the Selling Stockholders or of such Settlement Date, as the case may be, as though made at and as of each such date, except as may be disclosed in the Prospectus (including any documents incorporated by reference therein and any supplements thereto); and (ii) an undertaking that the Company will advise the Agent if any of such representations and warranties in Section 2(a)(ii) of this Agreement will not be true and correct as of the Settlement Date for the Shares relating to such Issuance Instruction from the Selling Stockholders, as though made at and as of each such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares). The Company acknowledges that each sale of Forward Hedge Shares during the Forward Hedge Selling Period shall be deemed to be (i) an affirmation to the Forward Purchaser that the representations and warranties of the Company contained in Section 2(a)(ii) of this Agreement are true and correct as of the date of such sale of Forward Hedge Shares as though made at and as of each such date, except as may be disclosed in the Prospectus (including any documents incorporated by reference therein and any supplements thereto); and (ii) an undertaking that the Company will advise the Forward Purchaser if the representations and warranties in Section 2(a)(ii) of this Agreement will not be true and correct as of the date of the sale of any Forward Hedge Shares during the Forward Hedge Selling Period, as though made at and as of each such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented related to such Forward Hedge Shares).

(xv) Deliverables at Triggering Event Dates; Certificates. The Company agrees that on or prior to the date of the first Issuance Instruction from the Selling Stockholders and, during the term of this Agreement after the date of this Agreement, upon:

(A) the filing of the Prospectus or the amendment or supplement of any Registration Statement or Prospectus (other than a prospectus supplement relating solely to an offering of securities other than the Shares or a prospectus filed pursuant to Section 4(a)(ii)(B)), by means of a post-effective amendment, sticker or supplement, but not by means of incorporation of documents by reference into the Registration Statement or Prospectus;

(B) the filing with the Commission of an annual report on Form 10-K or a quarterly report on Form 10-Q (including any Form 10-K/A or Form 10-Q/A containing amended financial information or a material amendment to the previously filed annual report on Form 10-K or quarterly report on Form 10-Q), in each case, of the Company;

(C) the filing with the Commission of a current report on Form 8-K of the Company containing amended financial information (other than information “furnished” pursuant to Item 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) that is material to the offering of securities of the Company in the Agent’s reasonable discretion; or

(D) the delivery of Shares by each Selling Stockholder to the Agent as principal on a Settlement Date;

(any such event, a “Triggering Event Date”), the Company shall furnish the Agent (but in the case of clause (C) above only if the Agent reasonably determines that the information contained in such current report on Form 8-K of the Company is material) with a certificate as of the Triggering Event Date, in the form and substance reasonably satisfactory to the Agent and its counsel, substantially similar to the form previously provided to the Agent and its counsel, modified, as necessary, to relate to the Registration Statement and the Prospectus as amended or supplemented, (A) confirming that the representations and warranties of the Company contained in this Agreement are true and correct, (B) that the Company has performed all of its obligations hereunder to be performed on or prior to the date of such certificate, and (C) containing any other certification that the Agent shall reasonably request. The requirement to provide a certificate under this Section 4(a)(xv) shall be automatically waived for any Triggering Event Date occurring at a time when no Issuance Instruction from the Selling Stockholders is pending or a suspension is in effect, which waiver shall continue until the earlier to occur of the date each Selling Stockholder delivers instructions for the sale of Shares hereunder (which for such calendar quarter shall be considered a Triggering Event Date) and the next occurring Triggering Event Date. Notwithstanding the foregoing, if the Selling Stockholders subsequently decide to sell Shares following a Triggering Event Date when a suspension was in effect and the Company did not provide the Agent with a certificate under this Section 4(a)(xv), then before the Selling Stockholders deliver the instructions for the sale of Shares or the Agent sells any Shares pursuant to such instructions, the Company shall provide the Agent with a certificate in conformity with this Section 4(a)(xv) dated as of the date that the instructions for the sale of Shares are issued.

(xvi) Legal Opinions. On or prior to the date of the first Issuance Instruction or the first Forward Placement Notice and on or prior to each Triggering Event Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 4(a)(xv) for which no waiver is applicable and excluding the date of this Agreement, the Company shall cause to be furnished to the Agent and the Forward Purchaser a negative assurances letter and the written legal opinion of Kirkland & Ellis LLP, counsel to the Company, and Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Agent and Forward Purchaser, each dated the date of delivery, in form and substance reasonably satisfactory to Agent and its counsel, substantially similar to the form previously provided to the Agent and its counsel, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented. In lieu of such opinions for subsequent periodic filings, in the discretion of the Agent, the Company may furnish a reliance letter from such counsel to the Agent and the Forward Purchaser, permitting the Agent and the Forward Purchaser to rely on a previously delivered opinion letter, modified as appropriate for any passage of time or Triggering Event Date (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of such Triggering Event Date).

(xvii) Comfort Letter. On or prior to the date of the first Issuance Instruction or the first Forward Placement Notice and on or prior to each Triggering Event Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 4(a)(xv) for which no waiver is applicable and excluding the date of this Agreement, the Company shall cause BDO USA, LLP, the independent registered public accounting firm who has audited the financial statements included or incorporated by reference in the Registration Statement, to furnish the Agent and the Forward Purchaser a comfort letter, dated the date of delivery, in form and substance reasonably satisfactory to the Agent and its counsel, substantially similar to the form previously provided to the Agent and its counsel; provided, however, that any such comfort letter will only be required on the Triggering Event Date specified to the extent that it contains financial statements filed with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference into a Prospectus that have not previously been covered by a comfort letter delivered pursuant to this Section 4(a)(xvii). If requested by the Agent, the Company shall also cause a comfort letter to be furnished to the Agent and the Forward Purchaser within ten (10) Trading Days of the date of occurrence of any material transaction or event requiring the filing of a current report on Form 8-K containing material amended financial information of the Company, including the restatement of the Company’s financial statements. The Company shall not be required to furnish more than one comfort letter hereunder per calendar quarter.

(xviii) Secretary’s Certificate. On or prior to the date of the first Issuance Instruction or the first Forward Placement Notice and on or prior to each Triggering Event Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 4(a)(xv) for which no waiver is applicable, the Company shall furnish the Agent and the Forward Purchaser a certificate executed by the General Counsel or Secretary of the Company, signing in such capacity, dated the date of delivery (i) certifying that attached thereto are true and complete copies of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, which authorization shall be in full force and effect on and as of the date of such certificate, (ii) certifying and attesting to the office, incumbency, due authority and specimen signatures of each Person who executed this Agreement for or on behalf of the Company, and (iii) containing any other certification that the Agent or the Forward Purchaser shall reasonably request.

(xix) Agent’s Own Account; Clients’ Account. The Company consents to the Agent and the Forward Purchaser trading, in compliance with applicable law, in the Common Shares for the Agent’s or Forward Purchaser’s own accounts and for the accounts of their clients at the same time as sales of the Shares or Forward Hedge Shares occur pursuant to this Agreement.

(xx) Market Activities. The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or any other reference security, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M. If the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Shares or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Agent (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply. The Company shall promptly notify the Agent if it no longer meets the requirements set forth in Section (d) of Rule 102.

(xxi) Notice of Other Sale. Without the written consent of the Agent, the Company will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Shares or securities convertible into or exchangeable for Common Shares, warrants or any rights to purchase or acquire Common Shares, during the period beginning on the third Trading Day immediately prior to the date on which any Issuance Instruction from the Selling Stockholders is delivered to the Agent hereunder and ending on the third Trading Day immediately following the Settlement Date with respect to Shares sold pursuant to such Issuance Instruction; and will not directly or indirectly enter into any other “at the market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Shares (other than the Shares offered pursuant to this Agreement) or securities convertible into or exchangeable for Common Shares, warrants or any rights to purchase or acquire, Common Shares prior to the termination of this Agreement; provided, however, that such restrictions will not be required in connection with the Company’s (i) issuance or sale of Common Shares, options to purchase Common Shares, restricted stock unit awards or other equity awards to acquire Common Shares, or Common Shares issuable upon the exercise of options or other equity awards, or the vesting of any of the foregoing, pursuant to any employee or director share option, incentive or benefit plan, share purchase or ownership plan, long-term incentive plan, dividend reinvestment plan, inducement award under New York Stock Exchange rules or other compensation plan of the Company or its subsidiaries, as in effect on the date of this Agreement, (ii) issuance or sale of Common Shares issuable upon exchange, conversion or redemption of securities or the exercise or vesting of warrants, options or other equity awards outstanding at the date of this Agreement, (iii) modification of any outstanding options, warrants of any rights to purchase or acquire Common Shares, and (iv) issuance or sale of Common Shares or securities convertible or exchangeable for Common Shares as consideration for mergers, acquisitions, other business combinations or strategic alliances, joint ventures, marketing or distributions agreements, sales agreements, consulting agreements, collaboration agreements, promotion agreements, license agreements, or other similar agreements which are not used for capital raising purposes, provided that the aggregate number of Common Shares issued or sold under this subsection (iv) shall not exceed 5% of the number of Common Shares outstanding immediately prior to giving effect to such sale of issuance.

(b) Each Selling Stockholder covenants and agrees with the Agent and the Forward Purchaser as follows, in addition to any other covenants and agreements made elsewhere in this Agreement:

(i) Notice of Certain Actions. Without the written consent of the Agent and the Forward Purchaser, the Selling Stockholders will not, (i) directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Shares or securities convertible into or exchangeable for Common Shares (other than Shares hereunder), warrants or any rights to purchase or acquire Common Shares, during the period beginning on the third Trading Day immediately prior to the date on which any instruction from the Selling Stockholders to make sales hereunder is delivered to the Agent hereunder and ending on the third Trading Day immediately following the Settlement Date with respect to Shares sold pursuant to such instruction from the Selling Stockholders; (ii) will not directly or indirectly enter into any other “at the market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Shares (other than the Shares offered pursuant to this Agreement) or securities convertible into or exchangeable for Common Shares, warrants or any rights to purchase or acquire, Common Shares prior to the termination of this Agreement; or (iii) enter into any swap or any other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap, agreement or transaction described in clause (i) or (iii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. During any Forward Hedge Selling Period, the Selling Stockholders will not, without the prior written consent of the Forward Purchaser, (i) directly or indirectly offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Shares or any securities convertible into or exercisable or exchangeable for shares of Common Shares or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap, agreement or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.

(ii) No Stabilization or Manipulation. Each Selling Stockholder agrees that neither it nor any affiliate of such Selling Stockholder will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Shares or to result in a violation of Regulation M under the Exchange Act. For purposes of this paragraph, references to any affiliate of any Selling Stockholder will not include the Company or its controlled affiliates.

(iii) Delivery of Future Opinions. Upon commencement of the offering of Shares under this Agreement by the Selling Shareholder, and (A) each time Shares are delivered to the Agent as principal on a Settlement Date by the Selling Shareholders and (B) promptly after each Triggering Event Date, each Selling Stockholder will furnish or cause to be furnished to the Agent and the Forward Purchaser the written opinions and letters of counsel to the Selling Stockholders (who shall be reasonably acceptable to the Agent, the Forward Purchaser and counsel to the Agent and the Forward Purchaser), dated such Settlement Date, such Triggering Event Date, as the case may be, in form and substance reasonably satisfactory to the Agent and the Forward Purchaser of the same tenor as the respective opinions and letters referred to in Section 4(a)(xvi) hereof but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such opinion or, in lieu of any such opinion, counsel last furnishing such opinion to the Agent and the Forward Purchaser shall furnish the Agent and the Forward Purchaser with a letter substantially to the effect that the Agent and the Forward Purchaser may rely on such counsel’s last opinion to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter authorizing reliance). The requirement to provide opinions of counsel under this paragraph shall be waived for any Triggering Event Date on which there are no pending instructions from the Selling Stockholders to make sales hereunder and no pending offer by the Selling Stockholders to sell Shares directly to the Agent as principal hereunder, which waiver shall continue until the earlier to occur of the date the Selling Stockholders deliver instructions for the sale of Shares hereunder, or the date the Selling Stockholders offer to sell Shares directly to the Agent as principal hereunder (which for such calendar quarter shall be considered a Triggering Event Date) and the next occurring Triggering Event Date. Notwithstanding the foregoing, if the Selling Stockholders subsequently decide to sell Shares hereunder following a Triggering Event Date when a waiver was in effect and did not provide the Agent and the Forward Purchaser with opinions and letters of counsel under this Section 4(b)(iii), then before the Selling Stockholders deliver the instructions for the sale of Shares or the Agent sells any Shares pursuant to such instructions or the Selling Stockholders enter into a Terms Agreement hereunder, the Selling Stockholders shall provide the Agent and the Forward Purchaser with opinions and letters of counsel in conformity with this Section 4(b)(iii) dated as of the date that the instructions for the sale of Shares are issued or the date of such Terms Agreement, as applicable.

(iv) Trading in Common Stock. Each Selling Stockholder consents to the Agent and the Forward Purchaser trading in the Company’s Common Shares for their own account and for the account of their clients at the same time as sales of Shares or Forward Hedge Shares occur pursuant to this Agreement. Notwithstanding the foregoing, the Selling Stockholders are not responsible for the compliance by the Agent and the Forward Purchaser with laws and regulations (including Regulation M) that apply to the Agent and the Forward Purchaser with respect to any such trading.

(v) Non-Consummation Offer. If, to the knowledge of the Selling Stockholders, any filing required by Rule 424 in connection with an offering of Shares shall not have been made or the representations and warranties of the Company or the Selling Stockholders contained in this Agreement shall not be true and correct on the applicable Settlement Date, the Selling Stockholders will offer to any person who has agreed to purchase Shares or Forward Hedge Shares from or through the Agent or the Forward Purchaser the right to refuse to purchase and pay for such Shares or Forward Hedge Shares, as applicable,.

(vi) Due Diligence Review. The Selling Stockholders will cooperate with any due diligence review reasonably requested by the Agent, the Forward Purchaser or counsel for the Agent and the Forward Purchaser, fully and in a timely manner, in connection with offers and sales of Shares from time to time, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Selling Stockholders’ principal offices.

Section 5. CONDITIONS TO DELIVERY OF ISSUANCE INSTRUCTIONS AND FORWARD PLACEMENT NOTICES AND TO SETTLEMENT

(a) Conditions Precedent to the Right of the Selling Stockholders to Deliver Instructions to the Agent to Sell Shares and the Obligation of the Agent to Sell Shares. The right of each Selling Stockholder to deliver instructions to the Agent to sell Shares hereunder is subject to the satisfaction, on the date of delivery of such instructions, and the obligation of the Agent to use its commercially reasonable efforts to place Shares during the applicable period set forth in such instructions is subject to the satisfaction, on each Trading Day during the applicable period set forth in such instructions, of each of the following conditions:

(i) Accuracy of the Selling Stockholders’ Representations and Warranties; Performance by the Selling Stockholders. Each Selling Stockholder shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by each Selling Stockholder at or prior to such date, including, but not limited to, the covenants contained in Section 4(b)(iii).

(ii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits or directly and materially adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by this Agreement.

(iii) No Suspension of Trading in or Delisting of Common Shares; Other Events. The trading of the Common Shares (including without limitation the Shares) shall not have been suspended by the Commission, the Principal Market or FINRA and the Common Shares (including without limitation the Shares) shall have been approved for listing or quotation on and shall not have been delisted from the Nasdaq Stock Market, the New York Stock Exchange or any of their constituent markets. There shall not have occurred (and be continuing in the case of occurrences under clauses (i) and (ii) below) any of the following: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Principal Market or trading in securities generally on either the Principal Market shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the FINRA; (ii) a general banking moratorium shall have been declared by any of federal or New York, authorities; or (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Agent is material and adverse and makes it impracticable to market the Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities.

(b) Conditions Precedent to the Right of the Selling Stockholders to Deliver a Forward Placement Notice and the Obligation of the Forward Purchaser to Sell Forward Hedge Shares. The right of each Selling Stockholder to deliver a Forward Placement Notice hereunder is subject to the satisfaction, on the date of delivery of such Forward Placement Notice, and the obligation of the Forward Purchase to use its commercially reasonable efforts to sell Forward Hedge Shares during the applicable period set forth in a Forward Placement Notice it has accepted is subject to the satisfaction, on each Trading Day during the applicable period set forth in the Issuance, of each of the following conditions:

(i) Accuracy of the Representations and Warranties of the Company and the Selling Stockholders; Performance by the Company and the Selling Stockholders. The Company and each Selling Stockholder has each delivered any certificate required to be delivered pursuant to Section 4 on or before the date on which delivery of such certificate is required pursuant to Section 4. The Company and each Selling Stockholder shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such date.

(ii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits or directly and materially adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by this Agreement or the Master Forward Confirmations.

(iii) Material Adverse Changes. Except as disclosed in the Prospectus and the Time of Sale Information, (a) in the judgment of the Forward Purchaser there shall not have occurred any Material Adverse Change; and (b) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(iv) No Suspension of Trading in or Delisting of Common Shares; Other Events. The trading of the Common Shares (including without limitation the Shares) shall not have been suspended by the Commission, the Principal Market or FINRA and the Common Shares (including without limitation the Shares) shall have been approved for listing or quotation on and shall not have been delisted from the Nasdaq Stock Market, the New York Stock Exchange or any of their constituent markets. There shall not have occurred (and be continuing in the case of occurrences under clauses (i) and (ii) below) any of the following: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Principal Market or trading in securities generally on either the Principal Market shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the FINRA; (ii) a general banking moratorium shall have been declared by any of federal or New York, authorities; or (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Agent is material and adverse and makes it impracticable to market the Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities.

(c) Documents Required to be Delivered on each Issuance Instruction Date. The Agent’s obligation to use its commercially reasonable efforts to place Shares hereunder shall additionally be conditioned upon the delivery to the Agent on or before the Issuance Instruction Date of a certificate in form and substance reasonably satisfactory to the Agent, executed by an executive officer of the Selling Stockholders, to the effect that all conditions to the delivery of such Issuance Instruction shall have been satisfied as at the date of such certificate.

(d) Officers’ Certificate for the Selling Stockholders. On the date hereof, the Agent shall have received a certificate from an executive officer of each Selling Stockholder, dated such date, to the effect that (A) the representations and warranties of each Selling Stockholder in this Agreement are true and correct with the same force and effect as though expressly made on and as of such date and (B) each Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to such date.

(e) No Misstatement or Material Omission. The Agent and the Forward Purchaser shall not have advised the Company that the Registration Statement, the Prospectus or the Time of Sale Information, or any amendment or supplement thereto, contains an untrue statement of fact that in the Agent’s or the Forward Purchaser’s reasonable opinion is material, or omits to state a fact that in the Agent’s or the Forward Purchaser’s reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

Section 6. INDEMNIFICATION AND CONTRIBUTION

(a) Indemnification of the Agent and the Forward Purchaser. The Company agrees to indemnify and hold harmless the Agent, the Forward Purchaser, their respective officers and employees, and each person, if any, who controls the Agent or the Forward Purchaser within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Agent, the Forward Purchaser or such officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Shares or Forward Hedge Shares have been offered or sold or at common law or otherwise (including in settlement of any litigation), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Free Writing Prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) any act or failure to act or any alleged act or failure to act by the Agent in connection with, or relating in any manner to, the Common Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above, provided that the Company shall not be liable under this clause (iii) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Agent through its willful misconduct, and to reimburse the Agent, the Forward Purchaser and each such officer, employee and controlling person for any and all reasonable and documented expenses (including the reasonable and documented fees and disbursements of counsel chosen by the Agent and the Forward Purchaser) as such expenses are reasonably incurred by the Agent, the Forward Purchaser or such officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Agent or the Forward Purchaser expressly for use in the Registration Statement, any such Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Agent or the Forward Purchaser to the Company consists of the twelfth paragraph under the caption “Plan of Distribution (Conflicts of Interest)” in the Prospectus. The indemnity agreement set forth in this Section 6(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification by the Selling Stockholders. The Selling Stockholders, severally and not jointly, agree to indemnify and hold harmless the Company, the Agent, the Forward Purchaser, and their respective officers and employees, and each person, if any, who controls the Company, the Agent or the Forward Purchaser within the meaning of the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Agent and the Forward Purchaser, but only with reference to written information furnished to the Company by or on behalf of each Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity. The liability of the Selling Stockholders shall not be greater in amount than the dollar amount of the sum of (i) the net proceeds (after discounts and commissions) received by all of the Selling Stockholders from the offering of Shares by the Selling Stockholders contemplated hereby and (ii) the aggregate of the products of the Actual Sold Forward Amounts and the Forward Hedge Prices under any Forwards hereunder. This indemnity agreement will be in addition to any liability which each Selling Stockholder may otherwise have and shall not limit any indemnification obligations of such Selling Stockholder under the terms of any Forward Contract.

(c) Indemnification by the Agent. The Agent agrees to indemnify and hold harmless the Company and each Selling Stockholder, and their respective directors, officers and employees, and each person, if any, who signs the Registration Statement, and each person who controls the Company or the Selling Stockholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Agent, but only with reference to written information relating to the Agent or the Forward Purchaser furnished to the Company or the Selling Stockholders by the Agent specifically for inclusion in the documents referred to in the foregoing indemnity, and will reimburse any legal or other expenses reasonably incurred by such persons in connection with defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such person is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred. This indemnity agreement will be in addition to any liability which the Agent may otherwise have.

(d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 6 or to the extent it is not materially prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by the Agent (in the case of counsel for the indemnified parties referred to in Section 6(a), (b) or (c) above), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(e) Settlements. The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 6(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request; and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

(f) Contribution. If the indemnification provided for in this Section 6 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the

Company or the Selling Stockholders, on the one hand, and the Agent, on the other hand, from the offering of the Shares pursuant to this Agreement; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Selling Stockholders, on the one hand, and the Agent, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total gross proceeds from the offering of the Shares (before deducting expenses) received by the Selling Stockholders bear to the total commissions received by the Agent. The relative fault of the Company and the Selling Stockholders, on the one hand, and the Agent, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders, on the one hand, or the Agent, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(d), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 6(d) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 6(f); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 6(d) for purposes of indemnification.

The Company, the Selling Stockholders and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 6(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(f).

Notwithstanding the provisions of this Section 6(f), the Agent shall not be required to contribute any amount in excess of the agent fees received by the Agent in connection with the offering contemplated hereby and the Selling Stockholders shall not be required to contribute any amount in excess of the net proceeds (after discounts and commissions) received by the Selling Stockholders from the offering of Shares by the Selling Stockholders contemplated hereby. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(f), each officer and employee of the Agent and each person, if any, who controls the Agent within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Agent, each officer and employee of the Selling Stockholders and each person, if any, who controls any Selling Stockholder within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Selling Stockholder, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

(g) Investor Rights Agreement. The Company and each Selling Stockholder are party to an Investor Rights Agreement dated June 7, 2021. Notwithstanding anything to the contrary in this Section 6 or Section 8(h), the indemnification and contribution provisions of such Investor Rights Agreement, as between the Company and the Selling Stockholders, shall apply to any offering of securities contemplated hereby.

Section 7. TERMINATION & SURVIVAL

(a) Term. Subject to the provisions of this Section 7, the term of this Agreement shall continue from the date of this Agreement until the end of the Agency Period, unless earlier terminated by the parties to this Agreement pursuant to this Section 7.

(b) Termination; Survival Following Termination.

(i) The Selling Stockholders, the Agent or the Forward Purchaser may terminate this Agreement prior to the end of the Agency Period, with respect to the sale of Shares by the Selling Stockholders (including through any Forward), by giving written notice as required by this Agreement, upon ten (10) Trading Days’ notice to the other party; provided that, (A) if the Selling Stockholders terminate this Agreement after the Agent confirms to the Selling Stockholders any sale of Shares (or the Forward Purchaser confirms to the Selling Stockholders any sale of Forward Hedge Shares), the Selling Stockholders shall remain obligated to comply with Section 3(b)(v) with respect to such Shares or applicable Forward, as applicable, and (B) Section 2, Section 6, Section 7 and Section 8 shall survive termination of this Agreement. If termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall nevertheless settle in accordance with the terms of this Agreement.

(ii) In addition to the survival provision of Section 7(b)(i), the respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Selling Stockholders, of their officers and of the Agent and the Forward Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Agent, the Forward Purchaser, the Selling Stockholders or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement. No termination shall affect or impair any party’s obligations with respect to any Shares or Forward Hedge Shares sold hereunder prior to such termination (including, in the case of any Forward Hedge Shares, the obligation to enter into the resulting Forward Contract).

Section 8. MISCELLANEOUS

(a) Press Releases and Disclosure. The Company may issue a press release describing the material terms of the transactions contemplated hereby as soon as practicable following the date of this Agreement, and may file with the Commission a Current Report on Form 8-K, with this Agreement attached as an exhibit thereto, describing the material terms of the transactions contemplated hereby, and the Company shall consult with the Agent and the

Selling Stockholders prior to making such disclosures, and the parties hereto shall use all commercially reasonable efforts, acting in good faith, to agree upon a text for such disclosures that is reasonably satisfactory to all parties hereto. No party hereto shall issue thereafter any press release or like public statement (including, without limitation, any disclosure required in reports filed with the Commission pursuant to the Exchange Act) related to this Agreement or any of the transactions contemplated hereby without the prior written approval of the other party hereto, except as may be necessary or appropriate in the reasonable opinion of the party seeking to make disclosure to comply with the requirements of applicable law or stock exchange rules. If any such press release or like public statement is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all commercially reasonable efforts, acting in good faith, to agree upon a text for such disclosure that is reasonably satisfactory to all parties hereto.

(b) No Advisory or Fiduciary Relationship. Each of the Company and the Selling Stockholders acknowledges and agrees that (i) the transactions contemplated by this Agreement, including the determination of any fees, are arm’s-length commercial transactions between the Selling Stockholders and the Agent or the Forward Purchaser, (ii) when acting as a principal under this Agreement, the Agent is and has been acting solely as a principal is not the agent or fiduciary of the Company, the Selling Stockholders, or their respective stockholders, creditors, employees or any other party, (iii) neither the Agent nor the Forward Purchaser has assumed nor will assume an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholders with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether the Agent or the Forward Purchaser has advised or is currently advising the Company or the Selling Stockholders on other matters) and the Agent and the Forward Purchaser do not have any obligation to the Company or the Selling Stockholders with respect to the transactions contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Agent, the Forward Purchaser and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or the Selling Stockholders, and (v) the Agent and the Forward Purchaser have not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated hereby and the Company and each Selling Stockholder have consulted their own respective legal, accounting, regulatory and tax advisors to the extent each deemed appropriate.

(c) Research Analyst Independence. The Company acknowledges that the Agent’s research analysts and research departments are required to and should be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and as such the Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company or the offering that differ from the views of their respective investment banking divisions. The Company understands that the Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

(d) Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Agent:

Jefferies LLC

520 Madison Avenue

New York, NY 10022

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, NY 10001

Attention: Michael J. Zeidel, Esq.

If to the Forward Purchaser:

Jefferies LLC

520 Madison Avenue

New York, NY 10022

Attention: General Counsel

If to the Company:

Janus International Group, Inc.

135 Janus International Blvd.

Temple, GA 30179

Email: rameyj@janusintl.com

Attention: Ramey Jackson

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street

Houston, TX 77002

Attention: Matthew R. Pacey

Email: Matt.Pacey@kirkland.com

If to the Selling Stockholders:

Clearlake Capital Group, L.P.

233 Wilshire Blvd., Suite 800

Santa Monica, California 90401

Email: jcannon@clearlake.com

Attention: John Cannon

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison, LLP

1285 Avenue of the Americas

New York, NY 10019

Facsimile: 212-757-3990

Email: rrusso@paulweiss.com

Attention: Raphael M. Russo

Any party hereto may change the address for receipt of communications by giving written notice to the others in accordance with this Section 8(d).

(e) Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 6, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Shares as such from the Agent, or purchase of Forward Hedge Shares from the Forward Purchaser, merely by reason of such purchase.

(f) Partial Unenforceability. The invalidity or unenforceability of any Article, Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Article, Section, paragraph or provision hereof. If any Article, Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

(g) Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

(h) General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and may be delivered by facsimile transmission or by electronic delivery of a portable document format (PDF) file. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Article and Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Signature Page Immediately Follows]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

JANUS INTERNATIONAL GROUP, INC.

By:	/s/ Ramey Jackson
Name: Ramey Jackson
Title: Chief Executive Officer

CLEARLAKE CAPITAL PARTNERS IV (AIV-JUPITER), L.P.

By: Clearlake Capital Partners IV GP, L.P., its General Partner

By:	/s/ Pedro Urrutia
Name: Pedro Urrutia
Title: Co-President, Chief Financial Officer and Treasurer

CLEARLAKE CAPITAL PARTNERS IV (OFFSHORE), L.P.

By: Clearlake Capital Partners IV GP, L.P., its General Partner

By:	/s/ Pedro Urrutia
Name: Pedro Urrutia
Title: Co-President, Chief Financial Officer and Treasurer

CLEARLAKE CAPITAL PARTNERS IV (AIV-JUPITER) USTE, L.P.

By: Clearlake Capital Partners IV GP, L.P., its General Partner

By:	/s/ Pedro Urrutia
Name: Pedro Urrutia
Title: Co-President, Chief Financial Officer and Treasurer

CLEARLAKE CAPITAL PARTNERS V, L.P.

By: Clearlake Capital Partners V GP, L.P., its General Partner

By:	/s/ Pedro Urrutia
Name: Pedro Urrutia
Title: Chief Financial Officer and Treasurer

CLEARLAKE CAPITAL PARTNERS V (OFFSHORE), L.P.

By: Clearlake Capital Partners V GP, L.P., its General Partner

By:	/s/ Pedro Urrutia
Name: Pedro Urrutia
Title: Chief Financial Officer and Treasurer

CLEARLAKE CAPITAL PARTNERS V (USTE), L.P.

By: Clearlake Capital Partners V GP, L.P., its General Partner

By:	/s/ Pedro Urrutia
Name: Pedro Urrutia
Title: Chief Financial Officer and Treasurer

The foregoing Agreement is hereby confirmed and accepted by the Agent and the Forward Purchaser in New York, New York as of the date first above written.

JEFFERIES LLC, as Agent

By:	/s/ Michael Magarro
Name: Michael Magarro
Title: Managing Director

JEFFERIES LLC, as Forward Purchaser

By:	/s/ Michael Magarro
Name: Michael Magarro
Title: Managing Director

EXHIBIT A

TERMS AGREEMENT

JEFFERIES LLC

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

The undersigned stockholder parties hereto (each, a “Selling Stockholder,” and collectively, the “Selling Stockholders”) of Janus International Group, Inc., a Delaware corporation (the “Company”), proposes, on the basis of the applicable representations and warranties, and subject to the applicable terms and conditions, stated herein and in the Open Market Sale Agreement, dated May 15, 2023 (the “Sales Agreement”), among the Company, the Selling Stockholders and Jefferies LLC (the “Agent”), to issue and sell to the Agent as principal for resale (the “Underwriter”), and the Underwriter agrees to purchase from the Selling Stockholders, the Common Shares specified in Schedule A hereto (the “Securities”), on the terms specified in Schedule A hereto. Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Sales Agreement.

Payment of the purchase price for the Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriters, at One Manhattan West, New York, NY 10001, or at such other place as shall be agreed upon by the Underwriter and the Selling Stockholders, at 9:00 A.M. (New York City time) on the second (or third, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Selling Stockholders (such time and date of payment and delivery being herein called “Settlement Date”). Payment shall be made to each Selling Stockholder by wire transfer of immediately available funds to a bank account designated by such Selling Stockholder against delivery to the Underwriter. On or before such Settlement Date, the Securities shall be delivered by each Selling Stockholder to the Agent in book-entry form to the Agent’s account at The Depository Trust Company.

Each of the provisions of the Sales Agreement not related solely to the Agent, as agent of the Company or the Selling Stockholders, is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if each such provision had been set forth in full herein. Each of the representations and warranties of the Selling Stockholders set forth in the Sales Agreement shall be deemed to have been made at and as of the date of this Terms Agreement, the Applicable Time and any Date of Delivery.

If the foregoing is in accordance with your understanding of our agreement, please sign and return a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and each Selling Stockholder in accordance with its terms.

THIS TERMS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

Very truly yours,

CLEARLAKE CAPITAL PARTNERS IV (AIV-JUPITER), L.P.

By: Clearlake Capital Partners IV GP, L.P., its General Partner

By:
Name: Pedro Urrutia
Title: Co-President, Chief Financial Officer and Treasurer

CLEARLAKE CAPITAL PARTNERS IV (OFFSHORE), L.P.

By: Clearlake Capital Partners IV GP, L.P., its General Partner

By:
Name: Pedro Urrutia
Title: Co-President, Chief Financial Officer and Treasurer

CLEARLAKE CAPITAL PARTNERS IV (AIV-JUPITER) USTE, L.P.

By: Clearlake Capital Partners IV GP, L.P., its General Partner

By:
Name: Pedro Urrutia
Title: Co-President, Chief Financial Officer and Treasurer

CLEARLAKE CAPITAL PARTNERS V, L.P.

By: Clearlake Capital Partners V GP, L.P., its General Partner

By:
Name: Pedro Urrutia
Title: Chief Financial Officer and Treasurer

CLEARLAKE CAPITAL PARTNERS V (OFFSHORE), L.P.

By: Clearlake Capital Partners V GP, L.P., its General Partner

By:
Name: Pedro Urrutia
Title: Chief Financial Officer and Treasurer

CLEARLAKE CAPITAL PARTNERS V (USTE), L.P.

By: Clearlake Capital Partners V GP, L.P., its General Partner

By:
Name: Pedro Urrutia
Title: Chief Financial Officer and Treasurer

Accepted as of the date hereof:

Jefferies LLC

By:
Name:
Title:

Schedule I

Selling Stockholders

Citi Account Number	Citi Account Name	Shares
C92-250270	Clearlake Capital Partners IV (AIV-Jupiter), LP	11,044,360.000
C92-233383	Clearlake Capital Partners IV (Offshore), LP	1,104,656.000
C92-250221	Clearlake Capital Partners IV (AIV-Jupiter) USTE, LP	409,518.000
C92-250254	Clearlake Capital Partners V, LP	25,267,383.000
C92-250346	Clearlake Capital Partners V (Offshore), LP	12,604,403.000
C92-250288	Clearlake Capital Partners V (USTE), LP	1,694,418.000

		52,124,738.000

Schedule II

Notice Parties

The Company

Janus International Group, Inc.

135 Janus International Blvd.

Temple, GA 30179

Email: rameyj@janusintl.com

Attention: Ramey Jackson

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street

Houston, TX 77002

Attention: Matthew R. Pacey

Email: Matt.Pacey@kirkland.com

The Selling Stockholders

Clearlake Capital Group, L.P.

233 Wilshire Blvd., Suite 800

Santa Monica, California 90401

Email: jcannon@clearlake.com

Attention: John Cannon

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison, LLP

1285 Avenue of the Americas

New York, NY 10019

Facsimile: 212-757-3990

Email: rrusso@paulweiss.com

Attention: Raphael M. Russo

The Agent

Jefferies LLC

520 Madison Avenue

New York, NY 10022

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, NY 10001

Attention: Michael J. Zeidel, Esq.